UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 1018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Mid-Cap Growth Fund

ANNUAL REPORT December 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Mid-Cap Growth Fund, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 6.13%, Class C shares returned 5.40%, Class F shares returned 6.40%, and Class I shares returned 6.41%.1 In comparison, the fund’s benchmark, the Russell Midcap® Growth Index, produced a total return of 11.90% for the same period.2

A sustained U.S. economic recovery helped support stock prices over the reporting period, including those of most midcap stocks. The fund lagged its benchmark, mainly due to shortfalls in the industrials, information technology, materials, and financials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap® Growth Index. The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Midcap Stocks Climbed despite Global Headwinds

Midcap stocks began 2014 in the midst of a rally fueled by falling unemployment and intensifying manufacturing activity, but stocks across all capitalization ranges gave up some of their previous gains in January when concerns arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at an annualized 2.1% rate over the first quarter of 2014 due to severe winter weather.

Nonetheless, U.S. stocks began to rebound in February, and some broad market indices climbed to record highs by the beginning of July as investors responded to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

expectations that subdued inflation would allow the Federal Reserve Board to keep short-term interest rates low even as monetary policymakers gradually backed away from their massive quantitative easing program. Investor optimism appeared to be validated during the second quarter of the year, when the U.S. economy rebounded at a robust 4.6% annualized rate as labor markets, manufacturing activity, and consumer confidence improved.

The market encountered renewed volatility in July and September due to disappointing economic data from Europe, China, and Japan, which sparked concerns that a faltering global economy might derail the U.S. expansion. Strong corporate earnings and solid domestic economic data—including an estimated 5.0% annualized GDP growth rate for the third quarter—enabled stocks to rebound. However, turmoil in overseas markets and plummeting commodity prices caused newly risk-averse investors to turn away from growth companies in favor of very large, traditionally defensive stocks. Consequently, midcap stocks trailed large-cap stocks, and midcap growth stocks lagged their value-oriented counterparts.

Industrial Stocks Undermined Fund’s Relative Results

The fund’s relative performance was dampened early in the reporting period by overweighted exposure to the industrials sector, which generally struggled with negative economic developments in overseas markets. We subsequently reduced the fund’s exposure to an underweighted position, helping to mitigate the impact of the sector’s weakness on overall results. Some industrial holdings proved especially disappointing, including construction engineering firms Fluor and Jacobs Engineering Group. In addition, tank barge operator Kirby was hurt by order cancelations and postponements in its diesel engine unit, and composites producer Hexcel struggled with concerns that aircraft fuselage construction might slow. Finally, while the fund benefited from robust gains in Spirit Airlines, it did not own other airlines that advanced as fuel prices plunged.

Among information technology companies, the fund did not participate in gains produced by benchmark components Avago Technologies, Skyworks Solutions, and Electronic Arts. Meanwhile, data integration specialist Informatica missed earnings targets due to delays in key contracts. In the materials sector, the fund did not own paint manufacturer Sherwin-Williams, Reliance Steel & Aluminum was hurt by falling commodity prices, and Martin Marietta Materials has not yet benefited from rising non-residential construction activity. Results from the financials sector were undercut by Prosperity Bancshares, where investors worried about stricter capital requirements.

The health care sector produced better relative results due to overweighted exposure to companies with strong research-and-development pipelines. Alexion Pharmaceuticals achieved higher sales of anemia drug Soliris, Alkermies reported better-than-expected earnings, and Vertex Pharmaceuticals announced good results in trials of a new treatment for cystic fibrosis. Hospitals operator Universal Health Services raised the earnings guidance it provides to analysts, and clinical research services provider PAREXEL International boosted earnings by winning new business.

Finding Ample Opportunities Among Midcap Stocks

We remain optimistic about midcap growth stocks in an environment of strong company fundamentals, positive economic trends, and lower input costs for many companies. The fund ended 2014 with overweighted exposure to the information technology and consumer discretionary sectors, but we found fewer opportunities in the industrials sector.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of midsize companies tend to trade less frequently than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 1000® Index measures the performance of the largest 1,000 publicly traded U.S. companies. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Mid-Cap Growth Fund Class A shares, Class C shares, Class F shares and Class I shares and the Russell Midcap Growth Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class F and Class I shares of Dreyfus Mid-Cap Growth Fund on 12/31/04 to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes (after any expense reimbursements).The Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/14

	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	0.00%		15.33%	7.43%
without sales charge	6.13%		16.68%	8.06%
Class C shares
with applicable redemption charge †	4.40%		15.77%	7.22%
without redemption	5.40%		15.77%	7.22%
Class F shares	6.40%		16.86%	8.22%
Class I shares	6.41%		16.92%	8.33%
Russell Midcap Growth Index	11.90%		16.94%	9.43%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.85	$10.77	$5.58	$5.57
Ending value (after expenses)	$1,028.50	$1,024.20	$1,029.80	$1,028.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.82	$10.71	$5.55	$5.55
Ending value (after expenses)	$1,018.45	$1,014.57	$1,019.71	$1,019.71

† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.11% for Class C, 1.09% for
Class F and 1.09% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2014

Common Stocks—98.6%	Shares		Value ($)
Banks—1.8%
SVB Financial Group	22,302	[a]	2,588,593
Capital Goods—10.3%
A.O. Smith	19,259		1,086,400
Allison Transmission Holdings	28,549		967,811
AMETEK	57,584		3,030,646
Donaldson	10,433		403,027
Fluor	22,523		1,365,569
Hexcel	25,046	[a]	1,039,159
Sensata Technologies Holding	42,585	[a]	2,231,880
United Rentals	20,580	[a]	2,099,366
W.W. Grainger	11,650		2,969,468
			15,193,326
Commercial & Professional Services—1.5%
Towers Watson & Co., Cl. A	20,030		2,266,795
Consumer Durables & Apparel—10.2%
Deckers Outdoor	27,260	[a]	2,481,750
Jarden	47,400	[a]	2,269,512
Michael Kors Holdings	36,797	[a]	2,763,455
Polaris Industries	14,830		2,242,889
PVH	17,790		2,280,144
Ralph Lauren	16,110		2,982,928
			15,020,678
Consumer Services—2.2%
Panera Bread, Cl. A	18,783	[a]	3,283,268
Diversified Financials—1.5%
T. Rowe Price Group	26,610		2,284,735
Energy—4.3%
Helmerich & Payne	27,815		1,875,287
Pioneer Natural Resources	15,079		2,244,509
Tesoro	29,665		2,205,593
			6,325,389
Exchange-Traded Funds—4.1%
iShares Russell Mid-Cap Growth ETF	64,281		5,992,918
Food & Staples Retailing—1.6%
United Natural Foods	29,626	[a]	2,290,830

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—1.8%
WhiteWave Foods	73,977	[a]	2,588,455
Health Care Equipment & Services—12.6%
Align Technology	57,990	[a]	3,242,221
AmerisourceBergen	24,952		2,249,672
athenahealth	12,236	[a,b]	1,782,785
Brookdale Senior Living	87,040	[a]	3,191,757
Catamaran	58,292	[a]	3,016,611
Cooper	18,252		2,958,467
IMS Health Holdings	87,270	[a]	2,237,603
			18,679,116
Household & Personal Products—1.6%
Church & Dwight	30,740		2,422,619
Materials—3.1%
Airgas	20,070		2,311,663
Vulcan Materials	34,580		2,272,943
			4,584,606
Media—3.1%
IMAX	71,910	[a]	2,222,019
Interpublic Group of Companies	116,260		2,414,720
			4,636,739
Pharmaceuticals, Biotech & Life Sciences—6.8%
Alexion Pharmaceuticals	12,260	[a]	2,268,468
Jazz Pharmaceuticals	15,350	[a]	2,513,256
Perrigo Company	18,037		3,015,065
Vertex Pharmaceuticals	19,521	[a]	2,319,095
			10,115,884
Real Estate—1.6%
CBRE Group, Cl. A	67,378	[a]	2,307,697
Retailing—11.0%
Advance Auto Parts	19,683		3,135,108
Dick’s Sporting Goods	60,533		3,005,463
Liberty Interactive, Cl. A	89,317	[a]	2,627,706

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
LKQ	79,866	[a]	2,245,832
Ulta Salon, Cosmetics & Fragrance	17,900	[a]	2,288,336
Williams-Sonoma	39,634		2,999,501
			16,301,946
Semiconductors &
Semiconductor Equipment—3.5%
Mellanox Technologies	68,940	[a]	2,945,806
Microchip Technology	47,680	[b]	2,150,845
			5,096,651
Software & Services—10.8%
Akamai Technologies	37,050	[a]	2,332,668
ANSYS	27,060	[a]	2,218,920
Fidelity National Information Services	36,489		2,269,616
HomeAway	76,092	[a]	2,266,020
LinkedIn, Cl. A	10,025	[a]	2,302,843
ServiceNow	22,800	[a]	1,546,980
Synopsys	68,822	[a]	2,991,692
			15,928,739
Technology Hardware & Equipment—5.2%
Amphenol, Cl. A	43,760		2,354,726
Aruba Networks	15,139	[a]	275,227
F5 Networks	18,190	[a]	2,373,158
Palo Alto Networks	21,667	[a]	2,655,724
			7,658,835
Total Common Stocks
(cost $127,224,066)			145,567,819

Other Investment—1.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,200,551)	2,200,551	[c]	2,200,551

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,150,710)	1,150,710 [c]	1,150,710
Total Investments (cost $130,575,327)	100.9%	148,919,080
Liabilities, Less Cash and Receivables	(.9%)	(1,270,763)
Net Assets	100.0%	147,648,317

ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan. At December 31, 2014, the value of the fund’s securities on loan was
$3,894,191 and the value of the collateral held by the fund was $4,021,501, consisting of cash collateral of
$1,150,710 and U.S. Government and Agency securities valued at $2,870,791.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care Equipment & Services	12.6	Materials	3.1
Retailing	11.0	Media	3.1
Software & Services	10.8	Money Market Investments	2.3
Capital Goods	10.3	Consumer Services	2.2
Consumer Durables & Apparel	10.2	Banks	1.8
Pharmaceuticals,		Food, Beverage & Tobacco	1.8
Biotech & Life Sciences	6.8	Food & Staples Retailing	1.6
Technology Hardware & Equipment	5.2	Household & Personal Products	1.6
Energy	4.3	Real Estate	1.6
Exchange-Traded Funds	4.1	Commercial & Professional Services	1.5
Semiconductors &		Diversified Financials	1.5
Semiconductor Equipment	3.5		100.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,894,191)—Note 1(b):
Unaffiliated issuers			127,224,066	145,567,819
Affiliated issuers			3,351,261	3,351,261
Receivable for investment securities sold				3,375,501
Receivable for shares of Common Stock subscribed				40,580
Dividends and securities lending income receivable				35,597
Prepaid expenses				36,169
				152,406,927
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				162,921
Cash overdraft due to Custodian				28,601
Payable for investment securities purchased				3,242,999
Liability for securities on loan—Note 1(b)				1,150,710
Payable for shares of Common Stock redeemed				90,831
Accrued expenses				82,548
				4,758,610
Net Assets ($)				147,648,317
Composition of Net Assets ($):
Paid-in capital				129,040,921
Accumulated net realized gain (loss) on investments				263,643
Accumulated net unrealized appreciation
(depreciation) on investments				18,343,753
Net Assets ($)				147,648,317

Net Asset Value Per Share
	Class A	Class C	Class F	Class I
Net Assets ($)	24,276,546	12,917,324	99,481,261	10,973,186
Shares Outstanding	2,914,947	1,772,654	11,486,091	1,269,524
Net Asset Value Per Share ($)	8.33	7.29	8.66	8.64

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	978,632
Affiliated issuers	2,101
Income from securities lending—Note 1(b)	26,134
Total Income	1,006,867
Expenses:
Investment advisory fee—Note 3(a)	1,163,282
Shareholder servicing costs—Note 3(c)	251,957
Distribution fees—Note 3(b)	136,381
Accounting and administration fees—Note 3(a)	87,065
Registration fees	60,759
Professional fees	38,685
Prospectus and shareholders’ reports	29,795
Custodian fees—Note 3(c)	15,389
Directors’ fees and expenses—Note 3(d)	11,800
Miscellaneous	21,141
Total Expenses	1,816,254
Less—reduction in fees due to earnings credits—Note 3(c)	(234)
Net Expenses	1,816,020
Investment (Loss)—Net	(809,153)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,996,703
Net unrealized appreciation (depreciation) on investments	(8,372,127)
Net Realized and Unrealized Gain (Loss) on Investments	9,624,576
Net Increase in Net Assets Resulting from Operations	8,815,423

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment (loss)–net	(809,153)	(806,589)
Net realized gain (loss) on investments	17,996,703	25,327,637
Net unrealized appreciation
(depreciation) on investments	(8,372,127)	16,639,458
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,815,423	41,160,506
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(911,068)	—
Class C	(555,001)	—
Class F	(3,590,616)	—
Class I	(393,793)	—
Total Dividends	(5,450,478)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,164,950	17,809,743
Class C	1,840,075	2,071,481
Class F	937,925	849,404
Class I	5,052,060	3,860,050
Dividends reinvested:
Class A	759,951	—
Class C	437,739	—
Class F	3,353,856	—
Class I	334,072	—
Cost of shares redeemed:
Class A	(8,119,828)	(19,467,368)
Class C	(2,352,873)	(2,324,333)
Class F	(7,975,980)	(9,723,549)
Class I	(3,356,749)	(5,790,784)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,924,802)	(12,715,356)
Total Increase (Decrease) in Net Assets	(1,559,857)	28,445,150
Net Assets ($):
Beginning of Period	149,208,174	120,763,024
End of Period	147,648,317	149,208,174

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Class Aa
Shares sold	502,888	2,395,179
Shares issued for dividends reinvested	90,578	—
Shares redeemed	(988,984)	(2,689,685)
Net Increase (Decrease) in Shares Outstanding	(395,518)	(294,506)
Class Ca
Shares sold	251,882	330,911
Shares issued for dividends reinvested	59,637	—
Shares redeemed	(322,592)	(378,723)
Net Increase (Decrease) in Shares Outstanding	(11,073)	(47,812)
Class F
Shares sold	109,917	119,607
Shares issued for dividends reinvested	384,616	—
Shares redeemed	(930,811)	(1,366,962)
Net Increase (Decrease) in Shares Outstanding	(436,278)	(1,247,355)
Class I
Shares sold	588,607	540,916
Shares issued for dividends reinvested	38,340	—
Shares redeemed	(394,324)	(835,420)
Net Increase (Decrease) in Shares Outstanding	232,623	(294,504)

a During the period ended December 31, 2013, 17,108 Class C shares representing $104,530 were exchanged for
15,238 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.15	5.97	5.29	5.29	4.00
Investment Operations:
Investment (loss)—net[a]	(.05)	(.05)	(.02)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	.55	2.23	.70	.04	1.31
Total from Investment Operations	.50	2.18	.68	—	1.29
Distributions:
Dividends from net realized
gain on investments	(.32)	—	—	—	—
Net asset value, end of period	8.33	8.15	5.97	5.29	5.29
Total Return (%)[b]	6.13	36.52	12.85	.00 [c]	32.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.36	1.53	1.51	1.56
Ratio of net expenses
to average net assets	1.35	1.36	1.50	1.37	1.36
Ratio of net investment (loss)
to average net assets	(.65)	(.68)	(.42)	(.74)	(.55)
Portfolio Turnover Rate	135.43	166.09	164.34	232.19	204.97
Net Assets, end of period ($ x 1,000)	24,277	26,965	21,511	27,324	38,099

a Based on average shares outstanding.
b Exclusive of sales charge.
c Amount represents less than 01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	7.22	5.33	4.76	4.79	3.66
Investment Operations:
Investment (loss)—net[a]	(.10)	(.09)	(.06)	(.07)	(.05)
Net realized and unrealized
gain (loss) on investments	.49	1.98	.63	.04	1.18
Total from Investment Operations	.39	1.89	.57	(.03)	1.13
Distributions:
Dividends from net realized
gain on investments	(.32)	—	—	—	—
Net asset value, end of period	7.29	7.22	5.33	4.76	4.79
Total Return (%)[b]	5.40	35.46	11.98	(.63)	30.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12	2.14	2.27	2.25	2.36
Ratio of net expenses
to average net assets	2.12	2.14	2.24	2.12	2.14
Ratio of net investment (loss)
to average net assets	(1.42)	(1.46)	(1.16)	(1.49)	(1.34)
Portfolio Turnover Rate	135.43	166.09	164.34	232.19	204.97
Net Assets, end of period ($ x 1,000)	12,917	12,878	9,762	10,477	12,661

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class F Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.44	6.17	5.46	5.45	4.12
Investment Operations:
Investment (loss)—net[a]	(.04)	(.04)	(.01)	(.03)	(.02)
Net realized and unrealized
gain (loss) on investments	.58	2.31	.72	.04	1.35
Total from Investment Operations	.54	2.27	.71	.01	1.33
Distributions:
Dividends from net realized
gain on investments	(.32)	—	—	—	—
Distributions:
Net asset value, end of period	8.66	8.44	6.17	5.46	5.45
Total Return (%)	6.40	36.79	13.00	.18	32.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	1.19	1.30	1.25	1.32
Ratio of net expenses
to average net assets	1.13	1.19	1.30	1.20	1.30
Ratio of net investment (loss)
to average net assets	(.44)	(.50)	(.20)	(.57)	(.50)
Portfolio Turnover Rate	135.43	166.09	164.34	232.19	204.97
Net Assets, end of period ($ x 1,000)	99,481	100,631	81,291	81,886	89,828

a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares	2014	2013	2012		2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.42	6.16	5.44		5.42	4.10
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.03)	.00	[b]	(.03)	(.02)
Net realized and unrealized
gain (loss) on investments	.58	2.29	.72		.05	1.34
Total from Investment Operations	.54	2.26	.72		.02	1.32
Distributions:
Dividends from net realized
gain on investments	(.32)	—	—		—	—
Net asset value, end of period	8.64	8.42	6.16		5.44	5.42
Total Return (%)	6.41	36.69	13.24		.37	32.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.13	1.20		1.23	1.34
Ratio of net expenses
to average net assets	1.11	1.13	1.18		1.10	1.14
Ratio of net investment income
(loss) to average net assets	(.42)	(.44)	.00	[c]	(.46)	(.33)
Portfolio Turnover Rate	135.43	166.09	164.34		232.19	204.97
Net Assets, end of period ($ x 1,000)	10,973	8,734	8,198		4,521	7,575

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through intermediaries and bear a Distribution Plan fee and/or Shareholder Services Plan fee. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class F shares are sold only to Class F grandfathered investors, bear a Distribution Plan fee and have a shareholder services agreement with the Distributor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution or Shareholder Services Plan fees. Class F and Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	134,589,427	—	—	134,589,427

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
Equity Securities—
Foreign
Common Stocks†	4,985,474	—	—	4,985,474
Exchange-Traded
Funds	5,992,918	—	—	5,992,918
Mutual Funds	3,351,261	—	—	3,351,261

† See Statement of Investments for additional detailed categorizations.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of NewYork Mellon earned $7,180 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013($)	Purchases ($)	Sales ($)	12/31/2014($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,521,068	52,330,151	52,650,668	2,200,551	1.5
Dreyfus
Institutional
Cash
Advantage
Fund	6,829,692	67,868,822	73,547,804	1,150,710.8
Total	9,350,760	120,198,973	126,198,472	3,351,261	2.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $416,243 and unrealized appreciation $18,191,153.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: long-term capital gains $5,450,478 and $0, respectively.

During the period ended December 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $809,153 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million. The fee is payable monthly. The effective management fee rate during the period ended December 31, 2014 was .80%.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses. The effective administration fee rate during the period ended December 31, 2014 was .06%.

During the period ended December 31, 2014, the Distributor retained $6,020 from commissions earned on sales of the fund’s Class A shares and $3,090 from CDSCs on redemptions of Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2014, Class C shares were charged $96,271, pursuant to the Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the

Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended December 31, 2014, Class F shares were charged $40,110 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2014, Class A and Class C shares were charged $60,962 and $32,091, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2014, Class F shares were charged $69,350 pursuant to the shareholder services agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $24,166 for transfer agency services and $3,902 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $234.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $15,389 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $100,608, Distribution Plan fees $27,439, Shareholder Services Plan fees $24,046, custodian fees $5,400, Chief Compliance Officer fees $1,851 and transfer agency fees $3,577.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $194,403,944 and $205,479,061, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $130,727,927; accordingly, accumulated net unrealized appreciation on investments was $18,191,153, consisting of $19,249,387 gross unrealized appreciation and $1,058,234 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Dreyfus Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Mid-Cap Growth Fund (the “Fund”), the sole series of Dreyfus Funds Inc., including the statement of investments as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid-Cap Growth Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.3221 per share as a long-term capital gain distribution paid on December 23, 2014.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (2009)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 46
———————
Kenneth A. Himmel (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 32

Stephen J. Lockwood (67)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 32
———————
Roslyn M. Watson (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

The Fund 37

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,490 in 2013 and $25,960 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2013 and $4,840 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,640 in 2013 and $2,695 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,916,529 in 2013 and $14,825,742 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2015

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 24, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)